UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Under to §240.14a-12

SelectQuote, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, of other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0–11.

Your **Vote** Counts!

SELECTQUOTE, INC.

2022 Annual Meeting
Vote by November 14, 2022
11:59 PM ET

SELECTQUOTE, INC.
6800 WEST 115TH STREET
SUITE 2511
OVERLAND PARK, KS 66211

D91576-P80307

You invested in SELECTQUOTE, INC., and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 15, 2022.**

Get informed before you vote

View the Notice, Proxy Statement, and Form 10-K online OR receive a free paper or email copy of the material(s) by requesting them prior to November 1, 2022. If you would like to request a copy of the material(s) for this meeting, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 15, 2022
9:00 AM CST

Virtually at:
www.virtualshareholdermeeting.com/SLQT2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect the Class III director nominees listed below for a term of three years: **Nominees:** 01) Denise L. Devine 02) Donald L. Hawks III 03) William Grant II	For
2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023.	For
3. To approve, by non-binding advisory vote, the compensation of our named executive officers.	For

NOTE: The appointed proxy holders will vote in their discretion on any other business that may properly come before the Annual Meeting (including any adjournments, continuations and postponements thereof).

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D91577-P80307